Securities Act of 1933 No. 33-41043

Investment Company Act of 1940 No. 811-6328

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-1A

    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 11                 [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT CO ACT OF 1940

Amendment No. 12                                         [X]

TAX FREE FUND OF VERMONT

87 North Main Street, Rutland, Vermont 05701

(802) 773-0674

AGENT FOR SERVICE:

William H. Hahn

87 North Main Street, Rutland, Vermont 05701

It is proposed that this filing will become effective (check appropriate box):
    [X] immediately upon filing pursuant to paragraph (b)
    [ ] on __________ pursuant to paragraph (b)
    [ ] 60 days after filing pursuant to paragraph (a)(i)
    [ ] on pursuant to paragraph (a)(i)
    [ ] 75 days after filing pursuant to paragraph (a)(ii)
    [ ] on __________ pursuant to paragraph (a)(ii) of rule 485.
If appropriate, check the following box:
    [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Part A (Prospectus)

Part B (Statement of Additional Information)

Part C (Other Information)

Prospectus

March 15, 2001

TAX FREE FUND OF VERMONT

The Fund seeks to achieve the highest level of current income free fromfederal and Vermont income taxes that is obtainable consistent with the prudent investment management of the shareholders’ principal.

This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

Although these securities have been registered with the Securities and Exchange Commission, the Securities and Exchange Commission has not approved or disapproved them or determined if this prospectus is accurate or complete. Anyone who informs you otherwise is committing a crime.

Table of Contents

Fundamental Goals and Principal Strategies

Principal Risks

Past Performance

Fees and Expenses

How to Buy Shares

How to Sell Shares

Dividends, Distributions and Tax Consequences

Management and Capital

Other Strategies and Related Risks

Financial Highlights

Performance Graph

Additional Information

Fundamental Goals and

Principal Strategies

Tax Free Fund of Vermont

Fundamental Goal The Fund seeks to achieve the highest level of current income free from federal and Vermont income taxes that is obtainable consistent with the prudent investment management of the shareholders’ principal.

Tax Free Fund of Vermont is Designed For You
- if you are seeking a conservative long-term investment
- if you want high income free of federal and Vermont income taxes and are willing to forego growth of capital to get it; and
- if you can accept the risk of a non-diversified portfolio of fixed income securities issued primarily by tax-exempt issuers in Vermont.

Don't invest if you are:
- seeking growth of capital;
- making short-term investments;
- investing your emergency reserve money; or
- are not subject to Vermont tax

Principal Strategies The Fund invests at least eighty percent (80%) of its assets in long term bonds the income of which is exempt from federal and Vermont income taxes, with its primary focus on individual security selection rather than attempting to anticipate major interest rate moves. The Fund's value-oriented buy discipline requires a given security to offer a yield advantage over others of similar quality or to exhibit stable or improving credit quality characteristics relative to other securities. Individual issues must compliment the portfolio's yield objectives, long-term maturity structure and seek to achieve as much diversification as is prudently achievable given the single state nature of the Fund. Portfolio securities are sold when price appreciation causes a security to lose its yield advantage, when credit quality begins to deteriorate or when opportunity for added portfolio diversification occurs.

The Fund invests most of its assets on an ongoing basis in investment grade tax-exempt debt securities of qualified issuers in Vermont, including the State of Vermont itself, agencies of the State and Vermont municipalities. An investment grade security is one which is rated by Moody's or Standard & Poor's in one of their four highest quality ratings or is unrated but of comparable quality. To maximize the income potential of this portfolio, the portfolio manager adjusts the portfolio quality mix based upon current yield differentials and his perception of the overall market risk.

In order to boost portfolio income, the Fund may invest a portion of its assets in similar debt securities which are not rated but which would, in the judgement of the portfolio manager, have carried an investment grade rating had they been rated. The Fund only makes these investments when an unrated security is supported by a bank letter of credit.

The Fund may respond to changing market and other conditions by adjusting the type of securities held and the average portfolio maturity and duration. The Fund also uses other investment strategies and securities. See "Other Strategies and Related Risks."

Principal Risks

Risk of Income Investing

The Fund invests only in debt obligations and other income-oriented securities. Income-oriented securities are exposed to three major risks; interest rate risk, credit risk and call risk. Shareholders of the Fund will be exposed to these principal risks. Shareholders of the Fund have an increased risk to credit exposure because the Fund is non-diversified and because the Fund invests primarily in debt securities that are affected by the economy of Vermont. Any of these can make the value of the Fund's portfolio rise or fall, which means you could lose money.

Interest Rate Risk Percent Increase (Decrease) In The Price of a Par Bond Yielding 5%:
Bond Maturity	1% Interest Rate Increase	1% Interest Rate Decrease
Short 2.5 years	-2.29%	+2.35%
Intermediate 10 years	-7.43%	+8.17%
Long 20 years	-11.55%	+13.67%

Interest rate risk When interest rates rise, bond prices fall and when interest rates fall, bond prices rise. Interest rate risk increases as average maturity increases. Thus, since the Fund emphasizes longer maturing securities, you are exposed to greater interest rate risk. The table at left illustrates the effect of a 1% change in interest rates on three investment grade bonds of varying maturity. Any income-oriented security is similarly subject to some degree of interest rate risk.

Credit Risk Credit risk is associated with a borrower's failure to pay interest and principal when due. Credit risk increases as overall portfolio quality decreases. Thus, when the Fund invests in lower-quality securities, you are exposed to increased credit risk. Credit Risk also increases as diversification is reduced. Thus, when the Fund invests in more securities of the same or similar qualified issuers in Vermont, you are also exposed to increased credit risk.

Call Risk Call risk for qualified tax-exempt bonds (prepayment risk for qualified tax-exempt mortgage-backed securities) is the possibility that borrowers will prepay their debt prior to the scheduled maturity date, resulting in the necessity to reinvest the proceeds at lower interest rates. If interest rates decline when the Fund is emphasizing longer maturing securities, you are exposed to greater call risk.

Past Performance

The degree to which performance varies from year to year is one measure of risk. The bar chart below shows this year-to-year performance for the Fund since its inception in September 1991. The table below the bar chart compares the Fund's performance over time to a broad-based securities market index. Both the bar chart and the table below assume reinvestment of dividends and distributions. Remember that past performance is not necessarily an indication of how the Fund will perform in the future.

Tax Free Fund of Vermont

Year-by-Year Total Return (%) as of 12/31 each year:

Average Annual Total Return as of 12/31/00:
	1 Year	5 Years	Since Inception[1]
Tax Free Fund of Vermont	8.23%	4.10%	4.76%
Lehman Brothers Municipal Bond Index	11.68%	5.82%	6.88%

Best quarter: 6.23%, for the quarter ended March 31, 1995.

Worst quarter: -2.11%, for the quarter ended March 31, 1994.

1 The Fund commenced operations on September 18, 1991

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Many mutual funds charge shareholder fees such as sales loads, redemption fees or exchange fees. The Tax Free Fund of Vermont is a no-load investment, which means that you will not pay any shareholder fees when you buy or redeem shares of the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Operating expenses include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. While the Fund pays these expenses, you bear them indirectly, as the table below demonstrates.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Management Fee	0.70%[2]
Other Expenses	0.81%
Total Fund Operating Expenses	1.51%

2 The Management Fee is reduced to 0.60% on Fund total net assets in excess of $10 million.

Example This example is intended to help you compare the cost of investing in the Tax Free Fund of Vermont with cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

1 Year	3 Years	5 Years	10 Years
$ 154	$477	$824	$1,802

How to Buy Shares

Getting Help You may buy shares by mail or telephone and may use the Automatic Investment Plan, discussed below, to make periodic share purchases. Obtain an application form or get assistance opening accounts by calling toll-free, 1-800-675-3333, registering on our web site (www.taxfreevt.com) or writing to the Tax Free Fund of Vermont, Inc., 87 North Main Street, Rutland, Vermont 05701.

No Load Fund

Unlike many mutual funds, the Tax Free Fund of Vermont is a true NO LOAD fund. This means that when you buy shares directly from the Fund, no sales commissions or other distribution charges will deducted from your investment and 100% of your money will be used to buy Fund shares.The Fund distributes its shares directly, so you may not buy shares through any broker-dealer and you must make your application directly to the Fund.

Pricing of Shares No Load Fund

The value of Fund shares rises and falls constantly. The price you pay when you buy Fund shares is determined at the next calculation of net asset value after your purchase order is received by the Transfer Agent in proper order. Net asset value is determined on each day that the New York Stock Exchange is open for trading, 30 minutes after the close of the Exchange (currently 4:30 p.m., New York time).

Account Minimums The minimum initial investment in the Fund is $500. You may add to your account with as little as $100. Please bear in mind that the Fund may close your account if it falls below the minimum initial investment (but not if the decline in value is due solely to market action). You would first be given 60 days written notice. If, during the notice period, you restore your account to the required minimum, your account will not be redeemed.

Purchase by Mail To open an account, complete and sign the Account Application form accompanying the Prospectus. Make your check payable to the Tax Free Fund of Vermont. Mail the application and your check to the Tax Free Fund of Vermont, 87 North Main Street, Rutland, Vermont 05701.

To add to your account ($100 minimum), mail your purchase check to the same address. Be sure to include the additional investment stub which is attached to your Fund confirmation statement or include a letter identifying your account number. If you use overnight or express delivery services, be sure to use the following address to insure prompt delivery:

Tax Free Fund of Vermont

87 North Main Street, Rutland, Vermont 05701.

Purchase by Bank Wire To open an account or add to an existing account, please call the Fund, Tax Free Fund of Vermont, toll-free at 1-800-675-3333, before wiring funds, to advise us of your forthcoming investment, the dollar amount and the account registration. We will provide you with and account number for your account. This will insure prompt and accurate handling of your investment. Following your call to the Fund, instruct your bank to use the following wiring instructions:

Wire to:    Chittenden Bank, ABA Number 011600062
                Attn: Tax Free Fund of Vermont
                Account No. 21-60-0281-4
                For the Account of: (Shareholder(s) Name)
                Account No. (Your Account No.)

It is important that the bank wire contain all the information and that the Transfer Agent receive prior telephone notification to ensure proper credit. The Fund and its Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan The Automatic Investment Plan allows you to purchase additional shares by an electronic transfer of funds monthly from your bank checking account, money market account, NOW account or savings account. You choose the amount (minimum $100) to be automatically deducted from your bank account each month, and that amount will be used to purchase additional shares in the Tax Free Fund of Vermont. You may join the Automatic Investment Plan by completing an Automatic Investment Plan designation on your account application form. At any time you may cancel your participation in the Plan, change the amount of purchase or change the day each month on which the shares are purchased by calling 1-800-675-3333 or by writing to the Tax Free Fund of Vermont, 87 North Main Street, Rutland, Vermont 05701. The change or cancellation will be effective not later than five business days following receipt.

For you to participate in the Plan, your bank or other financial institution must be an Automated Clearing House member. It will take about 15 days for the Transfer Agent to process your Automatic Investment Plan enrollment. The Fund may modify or terminate the Automatic Investment Plan at any time or charge a service fee, although no such fee is currently contemplated.

Account Conditions The Fund may reject your application for any reason.

Your purchase request will not be effective until it is actually received in proper order by the Transfer Agent. The U. S. Postal Service and other independent delivery services are not agents of the Fund. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box, does not constitute receipt by the Transfer Agent.

A Social Security or Taxpayer Identification Number (TIN) must be supplied on the Account Application Form before an account can be established (unless you have applied for a TIN and the application so indicates). If you fail to furnish the Fund with a correct TIN, the Fund is required to withhold taxes at the rate of 31% on all distributions and redemption proceeds.

Payment for purchases must be made in U.S. dollars. Checks must be drawn on U.S. Banks. Third party checks will not be accepted. If your payment is not received or you pay with a check or bank wire transfer that does not clear, your purchase will be canceled and you will be responsible for any losses or expenses incurred by a Fund including, if applicable, a returned check fee of $20. If you are a shareholder, the Fund shall act as your Agent to redeem shares from your account at their then-current net asset value per share to reimburse the Fund for such losses or expenses.

Certificates will not be issued for your shares unless you request them. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates. If you lose a certificate, you may incur delay and expense in replacing it.

How to Sell Shares

Getting Help You may sell (redeem) Fund shares by mail or telephone. You also may use the Systematic Withdrawal Plan to receive regular monthly or quarterly checks out of your Fund account. There is no charge for redeeming shares; you receive the full net asset value per share. Get assistance redeeming shares by calling toll-free, 1-800-675-3333, or by writing to Tax Free Fund of Vermont, 87 North Main Street, Rutland, Vermont 05701.

Price and timing

The value of Fund shares changes constantly. Whether you sell your shares by mail or telephone, the price you receive is determined at the next calculation of net asset value per share after your sale order is received by the Transfer Agent in proper order. To understand how and when shares are priced, see the sidebar, "Pricing of Shares," on page 5.

The proceeds of your sale will ordinarily be sent to you within one or two days, but no later than three (3) days, after receipt of your request.

Selling Shares by Mail Send a written redemption request letter to the Tax Free Fund of Vermont, 87 North Main Street, Rutland, Vermont 05701. Your request must include:

(a) your share certificates, if issued;

(b) your letter of instruction or a stock assignment specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

(c) signature guarantees and other documents (see "Signature Guarantees" page 9).

Please note that if you paid for the shares you are redeeming by check, payment will not be made until the Transfer Agent can verify that the payment for the purchase has been, or will be, collected. It may take up to twelve (12) days for your check to clear.

Selling Shares By Telephone Make a toll-free telephone call to the Transfer Agent at 1-800-675-3333. When you call to redeem shares, you will be asked how many shares, or dollars worth of shares, you wish to redeem, to whom you wish the proceeds to be sent, and whether the proceeds are to be mailed or wired. To protect you and the Fund, your redemption proceeds will only be sent to you at your address of record or to the bank account or person(s) specified in your Account Application or Telephone Authorization Form currently on file with the Transfer Agent. Also, the Transfer Agent will use procedures it has established to confirm your identity and will send a written confirmation of the transaction to your address of record. Among other things, the Transfer Agent will require you to provide identifying information, which is unique to you. This may include a password or other form of personal identification. In addition your call may be recorded.

The Telephone Redemption Privilege must be authorized in advance. You must activate this privilege in advance, in writing, in order to use it. By activating this privilege, you authorize the Fund and the Transfer Agent to act upon any telephone instructions they believe to be genuine, to (1) redeem shares from your account and (2) mail or wire the redemption proceeds. Your written activation request will specify the person(s), bank, account number and/or address to receive your redemption proceeds. You may activate this privilege when completing your initial Account Application. But once your account has been opened you must use a separate Telephone Redemption Authorization Form (available from the Fund or the Transfer Agent) to activate the privilege or to change the person(s), bank, account number and/or address designated to receive your redemption proceeds. Each shareholder must sign the Form and provide a signature guarantee and other required documents (see "Signature Guarantees," page 9). You may cancel the privilege at any time by telephone or letter.

Risks associated with Telephone Redemption. Redeeming by Telephone is a convenient service available to shareholders. There are important factors you should consider before activating the privilege. The Fund and the Transfer Agent believe that the procedures reasonably protect shareholders from fraudulent transactions. You should be aware of the Fund's policy that, provided the Fund follows such procedures, neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon any telephone instructions that are reasonably believed to be genuine. The Fund may restrict or cancel telephone redemption privileges, or modify the telephone redemption procedures, for any shareholder or all shareholders, without notice, if the Directors believe it to be in the best interest of the shareholders.

You cannot redeem shares by telephone if you hold the stock certificates representing the shares you are redeeming or if you paid for the shares with a personal, corporate, or government check and your payment has been on the Transfer Agent's books for less than 12 days earlier. During drastic economic and market changes, telephone redemption services may be difficult to implement. If you are unable to contact the Transfer Agent by telephone, you may redeem shares by mail.

Systematic Withdrawal Plan You may have regular monthly checks sent to you or someone you designate by authorizing the Transfer Agent to redeem the necessary number of shares from your Fund account on the 25th of each month to make the payments requested. Payments must be at least $10 and your Fund account must have a value of at least $500 to begin a Systematic Withdrawal Plan. If the 25th day falls on a Saturday, Sunday or holiday, the redemption will take place the next business day. Your check will usually be mailed within one or two business days of the redemption date, but in no case later than seven days. Checks will be made out to you exactly as your account is registered with the Transfer Agent. If you designate someone other than yourself to receive the checks, your signature must be guaranteed on the plan application (see "Signature Guarantees," page 9). Shares you hold certificates for may not be included in, or redeemed under, this plan. Costs of administering the plan are borne by the Fund. You should be aware that, like all sales of Fund shares, systematic withdrawals reduce the value of your account with the Fund and result in realized capital gains or losses. You may stop your participation in the Plan at any time upon written notice to the Fund or Transfer Agent. The Fund or Transfer Agent may terminate the Plan upon thirty day's written notice. Applications and further details may be obtained by writing or calling the Tax Free Fund of Vermont.

Redemptions in Kind You will generally receive cash (or a check) when you redeem your Fund shares. It is possible, however, that conditions may arise which would, in the opinion of the Directors, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Directors may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. The Fund has made an irrevocable commitment to pay, in cash, to any shareholder of record during any ninety-day period the lesser of (a) $100,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Signature Guarantees A signature guarantee is a widely accepted way to protect you, the Fund, and the Transfer Agent from fraud, and to be certain that you are the person who has authorized a redemption from, or change to, your account. Signature guarantees may be required for all (1) change of registration requests, and (2) requests to establish or change telephone redemption, exchange, or systematic withdrawal privileges other than through your initial account application. The Fund may require a signature guarantee under other circumstances. The Fund will honor signature guarantees from acceptable financial institutions such as banks, savings and loan associations, trust companies, credit unions, brokers and dealers, registered securities associations and clearing agencies. A signature guarantee may not be provided by a notary public.

The signature guarantee must appear on:
    - your written request;
    - a separate instrument of assignment ("power of attorney") which should specify the total number of shares to be redeemed; or
    - all stock certificates tendered for redemption.

In addition to requiring signature guarantees for redemptions and certain shareholder services, other supporting legal documents may be required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations. For example, a corporation (or partnership) may be required to submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application or letter of instruction must be signed by such duly authorized officer(s) and the corporate seal affixed. You may avoid time delays by calling the Transfer Agent for assistance before sending your service request.

Dividends, Distributions and Tax Consequences

Dividends and Distributions You will receive dividends from net investment income, if any, monthly. You will also receive net realized capital gains distributions, including short-term gains, if any, during September and/or December. All dividends and distributions will automatically be paid to you, depending on your designation on the Account Application Form, either by check or in additional shares of the Fund at the then current net asset value on "ex-date," which is normally the day following the record date. You may choose to receive dividend distributions and/or capital gain distributions in cash by checking the appropriate box on the Account Application Form when you open your account. You may change how you receive dividends and distributions by sending a letter of instruction to the Transfer Agent. If you elect payment of distributions in cash, you may designate a person or entity other than yourself to receive such distributions. The name and address of the desired recipient should be indicated in the Account Application Form or in a separate, signed statement accompanying the Account Application Form.

Income dividends are declared on a per share basis daily and are paid monthly; therefore the value of each share is not affected by either the declaration or payment of income dividends. Capital gain distributions are, however, paid on a per-share basis once per year. At the time of such a payment, therefore, the value of each share will be reduced by the amount of the capital gain distribution payment. Keep in mind that if you purchase shares shortly before the distribution and payment of capital gains, you will pay the full price for the shares and then receive some portion of the price back as a taxable dividend or distribution.

Tax Consequences During the time you hold the Fund's shares, you may be subject to Federal tax on the Fund's distributions, whether you receive them in additional shares or cash. The monthly dividends that the Fund intends to make are normally exempt from both federal and Vermont income tax liability, but may be subject to taxation under the federal Alternative Minimum Tax computation. Annual capital gain distributions that the Fund intends to make will be taxed as capital gains. Capital gains may be taxable at different rates, depending upon the length of time the Fund holds its assets. The Fund's distributions will primarily be ordinary income exempt from federal and Vermont income tax liability.

When you sell your shares in the Fund, any gain on the transaction may be subject to federal and Vermont tax.

Management and Capital

Investment Manager Independent Fund Advisors of Vermont, Inc. has been investment manager of the Fund since July 2000. Its duties include on-going management of the Fund's investment portfolio and business affairs. In addition, the investment manager provides an executive officer to the Fund and supplies office space, equipment and services not otherwise provided by the Fund. The investment advisor's compensation during the last fiscal year was 0.70% from the Fund, based on the Fund's total net assets. When and if the Fund’s total net assets exceed $10 million, the investment advisor’s compensation decreases to 0.60% of the Fund’s total net assets in excess of $10 million. Prior to July 2000, the investment manager was Vermont Fund Advisors, Inc.

Portfolio Managers Dr. William Hahn has served as portfolio manager of the Fund since February 2000. He also serves as President of the Fund. Mr. Hahn is a CPA and is employed by the investment advisor, Independent Fund Advisors of Vermont, Inc. In addition to these duties, Dr. Hahn also serves as an associate professor of business at the College of St. Joseph, Rutland, Vermont. His investment management experience dates back to 1982 and includes management of a $30 million investment portfolio including taxable and tax-exempt fixed income securities for a Vermont banking institution. He graduated from Ball State University and holds an MBA in Finance from the University of Toledo and a DBA in Management from Nova Southeastern University.

Other Strategies and Related Risks

Debt Securities The Fund invests in tax-exempt investment grade debt securities of qualified issuers in Vermont. The Fund may also invest a portion of its assets in similar securities of qualified issuers in the Commonwealth of Puerto Rico, the United States Virgin Islands and the Territory of Guam. Tax-exempt investment grade debt securities of qualified issuers, for the Fund’s purposes, include:

  those backed by the full faith and credit of the State of Vermont or any of its political subdivisions (such as municipalities within Vermont and agencies of the State of Vermont); and
  those backed by revenues to be derived by the issuer from its operations and/or the investment of the proceeds of the debt securities, (such as securities issued by the Vermont Municipal Bond Bank, the Vermont Housing Finance Agency, the Vermont Student Assistance Corporation and the Vermont Educational and Health Buildings finance Agency).

The investment manager relies, in part, on the quality ratings assigned by Moody’s, Standard & Poor’s and other rating services. But there is risk associated with such reliance. Rating agencies evaluate the credit risk—the safety of principal and interest payments—but not market value, which is affected by interest rate trends, economic conditions and other factors, including those unique to an issuer or industry. Rating agencies may fail to move quickly enough to change ratings in response to changing circumstances and may not reflect the fine shadings of risks within a given quality grade. For example, two bonds rated the same are not likely to be precisely the same in quality. The investment manager performs independent analyses in attempting to identify issuers within a given quality grade that, because of improving fundamental or other factors, are likely to result in improving quality, greater market value and lower risk.

Defensive Strategy The Fund may hold short-term cash reserves and short-term securities to satisfy the liquidity needs of the Fund as determined by the investment manager. In addition, the Fund may take temporary defensive positions inconsistent with the Fund's principal investment strategies, by holding short-term securities and cash without percentage limitations, if the portfolio manager believes that it is advisable in responding to adverse market, economic, political or other conditions. During periods when, and to the extent that, a Fund holds short-term securities and cash, the fundamental goal of the Fund may not be realized and the income realized may be subject to federal and Vermont income tax.

Financial Highlights

The financial highlights table for the Fund is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Fund’s financial statements, are included in the Annual Report, which is available upon request.

TAX FREE FUND OF VERMONT, INC.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each year)

	Years ended December 31,
	2000	1999	1998	1997	1996
NET ASSET VALUE
Beginning of year	$9.48	$10.23	$10.29	$9.97	$9.96
Income from investment operations
Net investment income	.39	.39	.43	.43	.43
Net gain (loss) on securities (both realized and unrealized)	.37	( .72)	( .04)	.32	.01
Total from investment operations	.76	( .33)	.39	.75	.44
Less distributions from
Net investment income	( .39)	( .39)	( .43)	( .43)	( .43)
Realized gains on investments	-	( .03)	( .02)	-	-
Total distributions	( .39)	( .42)	( .45)	( .43)	( .43)
End of year	$9.85 ————	$9.48 ————	$10.23 ————	$10.29 ————	$9.97 ————
TOTAL RETURN	8.23%	(3.38)	3.82%	7.74%	4.56%

RATIOS/SUPPLEMENTAL DATA
Net assets at end of year (000’s)	$7,566	$8,660	$9,539	$7,879	$7,219
Ratio of
Expenses to average net assets	1.51%	1.48%	1.51%	1.72%	1.55%
Net investment income to average net assets	4.09%	3.88%	4.16%	4.26%	4.41%
PORTFOLIO TURNOVER	12%	50%	41%	60%	98%

The above graph shows the results of a $10,000 investment in the Tax Free Fund of Vermont compared to the Lehman Municipal Bond Index and the average annual return for the Tax Free Fund of Vermont for the one year, five year, and period from its inception through December 31,2000. The Fund has generally under performed the Index. Also, the Fund’s returns are after fees and expenses of the Fund, while the returns of the Lehman Municipal Bond Index are without any fees or expenses. The primary reason for the performance difference is the Fund’s size. At the present asset level, the Fund’s fixed expenses are spread across a smaller asset base as compared to competitors who are larger and are able to leverage their fixed costs to a greater degree than the Fund can presently achieve.

TAX FREE FUND OF VERMONT

Privacy Notice

We collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions, for example, to provide you with additional information about our funds, to open an account for you, or to process a transaction. In order to service your account and effect your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent, security custodian, audit firm, or transfer agent software vendor. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you, or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguard that comply with federal standards to guard your personal information.

Additional Information

The Tax Free Fund of Vermont provides additional information about the Fund in its Annual Report to Shareholders and its Statement of Additional Information (SAI), both of which are incorporated by reference in their entirety into this Prospectus.

Call or Write the Tax Free Fund of Vermont toll-free 1-800-675-3333 if you want more information, like the SAI and the Fund’s Annual Report. During business hours, friendly, experienced personnel will answer your questions, provide investment forms and applications, assist with shareholder needs and provide current share prices. After hours, current prices are provided on a recorded phone line and you may leave messages for our service personnel to be addressed the next business day. You may also write to the Tax Free Fund of Vermont, 87 North Main Street, Rutland, Vermont 05701.

Contact the Securities and Exchange Commission to obtain information about the Tax Free Fund of Vermont, including the Fund’s SAI. The Tax Free Fund of Vermont’s file can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are also available on the Commission's Internet site, and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-6009.

Investment Company Act File No. 811-6328

Statement of Additional Information
March 15, 2001

TAX FREE FUND

OF VERMONT

87 North Main Street
Rutland, Vermont 05701
1-800-675-3333 Toll-Free
1-802-773-0674 Local Rutland, Vermont Area

This Statement of Additional Information (SAI) is not a prospectus. A copy of the Fund’s prospectus is available upon written or telephone request to the Tax Free Fund of Vermont, at the address and phone numbers shown above, at no charge. The SAI should be read in conjunction with the prospectus for an understanding of the Fund. The Annual Report of the Tax Free Fund of Vermont is incorporated by reference into the SAI, and is also available free of charge by calling our toll-free number.

Table of Contents

History of the Fund

Investment Strategies and Risks

Investment Limitations

Purchase and Redemption of Shares

Brokerage

Management of the Fund

Principal Holders of Securities

Capital Stock and Voting

Taxation of the Fund

Performance Data

Financial Statements

Debt Securities Ratings

History of the Fund

The Tax Free Fund of Vermont (the "Fund") is an open-end management investment company, commonly known as a "mutual fund". Organized in 1991 as a Vermont corporation, it currently offers its shares to residents of Vermont who are seeking income free of Vermont and federal taxes. The Fund is not diversified.

Investment Strategies and Risks

The fundamental goal of the Fund as described in the prospectus, and the investment limitations, described beginning on page 5 in this Statement of Additional Information ("SAI"), may be changed only by an affirmative vote of a majority of the outstanding securities of the Fund for which a change is proposed3. All other strategies and limitations adopted by the Fund may be changed by a majority vote of the Board of Directors. However, should the Directors adopt a material change, shareholders would be provided a 60-day prior notice, in writing, and the prospectus would be amended.

The Fund employs a few investment strategies in addition to those discussed in the prospectus. These strategies, and the risks they bring to the Fund, are as follows.

3 Under the Investment Company Act of 1940, as amended, a "vote of the majority of the outstanding securities" means the vote, at the annual or special meeting of security holders duly called, of (I) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding securities are present or represented by proxy or (ii) more than 50% of the outstanding voting securities, whichever is less.

Non-Diversified Portfolio Under normal market conditions, except for a small cash position which usually would not exceed 3% of the Fund's assets, it is the investment policy of the Fund to invest at least 65% of its assets in Vermont Municipal Bonds (see "Vermont Municipal Bonds" below). Further, the Fund anticipates that under normal market conditions it will as a matter of fundamental investment policy invest a minimum of 80% of its assets in a combination of tax exempt Vermont Municipal Bonds and tax exempt Other Municipal Bonds (see "Other Municipal Bonds" below).

The Fund incurs greater risk because of the Fund's portfolio concentration in securities of qualified Vermont issuers versus the safety that comes with a less concentrated investment portfolio. The permitted concentration of investments in municipal securities of Vermont issuers may present greater risks than in the case of an investment company with a more geographically dispersed portfolio. Further, because Vermont is a small rural state, the ability to diversify the Fund’s portfolio even within the universe of qualified tax-exempt Vermont issuers is more limited than would be the case if the Fund invested in other, larger states.

Vermont Municipal Bonds

The primary purpose of investing in a portfolio of municipal securities the majority of which are Vermont Municipal Bonds is the special tax treatment accorded to Vermont resident investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the Vermont issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. The Fund will therefore have a significant proportion of its assets invested in a concentrated geographic, political and economic region. Therefore, economic or political changes within or affecting Vermont or the issuers of securities held by the Fund could have a significant effect on the market value and credit quality of securities held by the Fund and on the net asset value of the Fund's shares. Investors should consider the greater risk of the Fund's concentration of its assets in Vermont Municipal Bonds versus the safety that comes with a less concentrated investment portfolio and should compare yields available on the Fund's portfolio with those of more diversified portfolios before making an investment decision.

Vermont Municipal Bonds include general obligation bonds of the State of Vermont, its political subdivisions, agencies and authorities. Vermont Municipal Bonds also include debt obligations of those issuers which provide funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works. Other public purposes for which Vermont Municipal Bonds may be issued include the refunding of outstanding obligations, the anticipation of taxes, the funding of student loans and student housing, community development, the purchase of street maintenance and fire fighting equipment, or any authorized corporate purpose of the issuer.

The two principal classifications of Vermont Municipal Bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. Limited obligation bonds, including industrial revenue bonds, are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a specific revenue source, such as the user of the facility. The credit quality of limited obligation bonds is usually directly related to the owner or user of the facilities, or to a third-party guarantor or insurer, if any. Certain agencies of the State of Vermont created by the Vermont legislature issue limited obligation bonds, which are not general obligations of the State of Vermont. The Fund may invest in both general and limited obligations which are Vermont Municipal Bonds, but the Fund will not invest in limited obligation Vermont Municipal Bonds in such a manner that more than 25% of the Fund's assets would be concentrated in any particular industry or group of industries. The interest on Vermont Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate.

Other Municipal Bonds

The Fund may purchase investment grade obligations issued by territories and possessions of the United States and their respective agencies and instrumentalities (collectively "Other Municipal Bonds"), whose interest income is exempt, in the opinion of bond counsel for the issuer, from federal and state income taxes. Presently, the principal issuers of Other Municipal Bonds are Puerto Rico, the United States Virgin Islands, and the trusteeships of Guam and the Marianas Islands and their agencies, instrumentalities and political subdivisions. Interest income on Other Municipal Bonds will also be exempt from Vermont income taxes. Except for the identity of the issuer, investments by the Fund in Other Municipal Bonds must meet all of the fundamental investment policy requirements of the Fund, are subject to all of the investment restrictions of the Fund and in all other respects may have any of the investment terms, conditions and characteristics as regards Vermont Municipal Bonds.

Credit Quality Vermont and Other Municipal Bonds purchased by the Fund will be what are commonly referred to as "investment grade" securities, which must be rated, at the time of purchase, within the four highest quality ratings as determined by either Moody's Investors Service ("Moody's") or Standard & Poor's Corporation ("S & P"). Currently, these quality ratings are Baa and higher for Moody's and BBB and higher for S & P. Bonds rated Baa by Moody's may have some speculative characteristics.

Generally, the higher the credit rating of a security the less subject the security is to a change in market value. Accordingly, higher rated securities carry relatively lower rates of interest, which makes it more difficult for the Fund to achieve that portion of the investment objective related to providing the highest level of current income. Lower rated securities, including securities rated Baa/BBB, may achieve higher current income, but are subject to relatively greater fluctuation in market value than are higher rated securities.

The Fund may also invest up to 20% of its assets in Vermont Municipal Bonds or Other Municipal Bonds that are unrated, if such bonds are comparable, in the opinion of the Fund's manager, in creditworthiness to other obligations in which the Fund may invest.

Average Maturity The weighted average maturity of the securities in the Fund's portfolio will vary with market conditions, interest rate trends and the availability of qualifying securities. Under normal market conditions the weighted average maturity of the Fund's portfolio is expected to range between ten and twenty five years.

Securities with longer maturities are more volatile with regard to changes in market value resulting from changes in interest rates than are securities with shorter maturities. Therefore, the Fund’s portfolio with a weighted average maturity greater than ten years will, with the same change in interest rates or other market conditions, have a larger change in market value than a portfolio of securities with a shorter weighted average maturity. These changes in market value will generally be in the opposite direction to changes in interest rates. Therefore, an increase in interest rates can generally be expected to cause a decline in the value of the Fund's portfolio of securities and a corresponding decline in the Fund's net asset value. Also, over time, the credit quality of any security in the portfolio may change and the risk of such change increases with increases in the average weighted maturity of the portfolio. Credit quality changes can affect the market value of the Fund's portfolio and the net asset value per share of the Fund.

Defensive Strategy and Short Term Securities The Fund may hold cash or short term securities to satisfy liquidity needs of the Fund or because of conditions in the securities markets or economic, political or other conditions have created a significant potential for or have begun to cause significant disruption of the underlying value of or the market for any security in which the Fund has invested. When the Fund's advisor implements a defensive strategy, the Fund will seek to invest in very high quality fixed income securities with strong liquidity and relatively short maturities. The income derived from investment in such securities may be taxable. To the extent the Fund implements a defensive strategy, the Fund is not pursuing its investment objectives.

When-Issued Securities Municipal securities are frequently offered on a "when issued" basis. When offered the price, generally expressed in yield terms, is fixed at the time the commitment to purchase is made (the "trade date"), but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month after the trade date of municipal bonds and notes. During the period between the trade date and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. When-issued securities may be sold prior to the settlement date, but the Fund makes when-issued commitments only with the intention of actually acquiring the securities. To facilitate such acquisitions at the time of settlement, the Fund will maintain, for short periods of time, cash or short term liquid investments having a value equal to or greater than such commitments. When the Fund makes a commitment to purchase a security on a when-issued basis, the Fund doesn’t record the transaction and reflect the value of the security in determining the net asset value until the trade date. The Fund, as long as it is obligated to purchase the security, is subject to changes in the market value of the security and the Fund could sustain unrealized gains or losses resulting from such market changes. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, the Fund can incur a realized gain or loss.

Standby Commitments The portfolio may purchase municipal securities together with the right to resell them to the seller at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a "standby commitment" and the total price which the Fund pays for securities with a standby commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit the Fund to be as fully invested as practical in municipal securities while maintaining the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, the Fund acquires standby commitments solely to improve the Fund's liquidity and doesn’t exercise its rights thereunder for trading purposes. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, the Fund's policy is to enter into standby commitment transactions only with municipal securities dealers which are determined by the Fund management to present minimal credit risks.

The acquisition of a standby commitment does not affect the valuation or maturity of the underlying municipal securities. Standby commitments acquired by the portfolio are valued at zero in determining net asset value. Where the Fund pays directly or indirectly for a standby commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Standby commitments do not affect the average weighted maturity of the Fund's assets.

Short-Term Trading and Portfolio Turnover Generally, the Fund intends to invest for long-term purposes. However, the Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. During periods of rapid changes in economic conditions and security price levels, portfolio turnover may be higher than when conditions are more stable. If the Fund's portfolio turnover rate is increased it may result in greater transaction costs relative to other mutual funds and may have tax and other consequences.

Computer-Related The Fund's service providers have prepared software that so far in 2000 has performed according to expectations throughout 2000, and although, management is not aware of any further potential issues that might develop, there can be no assurances that such software will continue to perform as modified.

Restricted Securities It is the Fund's policy not to invest in restricted and other illiquid securities (including repurchase agreements maturing in more than seven days) if, as a result, more than 10% of the Fund's total assets are invested in such securities. It may be difficult to sell restricted securities at prices representing their fair market value. If registration of restricted securities is necessary, a considerable period of time may elapse between the decision to sell and the effective date of the registration statement. During that time, the price of the securities to be sold may be affected by adverse market conditions.

Borrowing The Fund's fundamental investment policies permit it to borrow money from banks in an amount up to 5% on a secured or unsecured basis as a temporary measure for purposes of meeting redemption requests and/or to purchase bonds and to pay interest on such loans. The Fund has not employed borrowing in the past and has no current intention of employing it in the future. The Fund does reserve the right, however, to borrow for these purposes in the event of unsettled market conditions at any time in the future.

Investment Limitations

The following are the Fund's fundamental investment limitations set forth in their entirety. The Fund may not:

  with respect to at least 50% of the Fund's total assets, purchase the securities of any single issuer (except the United States government, its agencies or its instrumentalities), if it would cause, beginning with the end of any calendar quarter and ending thirty days thereafter, (a) more than 5% of the Fund's total assets to be invested in the securities of such issuer (including repurchase agreements with any one bank), or (b) more than 10% of any class of securities of such issuer would be owned by the Fund. For this purpose, the State of Vermont, each political subdivision of the State, and each district, authority, agency or instrumentality of the State or any of its political subdivisions will be deemed to be a separate issuer and all indebtedness of any issuer will be deemed to be a single class of securities;

  issue senior securities;

  make short sales of securities;

  purchase any securities on margin, except for such short term credits as are necessary for the clearance of transactions;

  borrow money, except from banks as a temporary measure for purposes of meeting redemption requests and/or bond purchase commitments and then only in an amount not exceeding 5% of the Fund's total asset value;

  underwrite any issue of securities, except to the extent that our purchase of municipal securities directly from the issuer (either alone or as one of a group of bidders) may be deemed to be an underwriting of such securities;

  purchase or otherwise acquire any securities which are illiquid if, as a result, more than 10% of the Fund's total assets would be invested in such securities;

  purchase equity securities or securities convertible into equity securities;

  purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds or other obligations secured by real estate or interests therein;

  purchase or sell commodities or commodity contracts;

  make loans, except through the purchase of debt securities in accordance with the Fund's investment objective, policies and restrictions;

  invest in oil, gas or other mineral exploration or development programs;

  invest in companies for the purpose of exercising management or control;

  purchase securities of other investment companies, except the Fund may purchase securities of other open-end diversified investment companies which hold tax-exempt portfolios, but only in the open market where no commissions are payable for the purchase of such securities, only to the extent that the Fund at all times owns less than 3% of the voting shares of each such investment company in which the Fund has purchased such shares, only to the extent the Fund has not acquired shares of any such investment company having a value in excess of 5% of the Fund's total asset value, only to the extent the Fund has not acquired shares of all such investment company having a value in excess of 10% of the Fund's total asset value, and, within these limitations, only in amounts and for purposes of providing sufficient liquidity to allow the Fund to transact its day-to-day business operations including shareholder redemptions and settlement of securities transactions;

  purchase the securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation;

  pledge or hypothecate any Fund assets, except that the purchase of securities on a "when issued" basis is not deemed to be a pledge of assets;

  purchase any security, other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result, more than 25% of the Fund's total asset value (50% in the case of securities which are general obligations of the State of Vermont) would be invested in the securities of issuers having their principal business activities in the same industry;

  write or invest in put or call options, or any combination thereof.

Purchase and Redemption of Shares

In addition to the following services and procedures, the prospectus describes basic information you should know about purchasing and redeeming shares of the Fund.

Regular Account The regular account allows you to make voluntary investments at any time. Available to individuals, custodians, corporations, trusts, estates and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When you make an initial investment in the Fund, a shareholder account is opened in accordance with your registration instructions. Each time there is a transaction in your account, such as an additional investment or the reinvestment of a dividend or distribution, you will receive, from the Transfer Agent, a confirmation statement. It will show the current transaction and all prior transactions in your account during the calendar year to date, along with a summary of the status of the account as of the transaction date. Shareholder certificates are issued only for full shares and only upon the specific request of the shareholder. You may request that the Transfer Agent issue share certificates representing all or part of the full shares in your account.

Transfer of Registration If you wish to transfer shares to another owner, send a written request to the Tax Free Fund of Vermont, 87 North Main Street, Rutland, Vermont 05701. Your request should include:

  the Fund name and existing account registration;
  signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration;
  the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed;
  stock certificates, if issued, for the shares being transferred;
  signature guarantees and other documents, if other documents are required for transfer by corporations, administrators, executors, trustees, guardians and other entities (See "Signature Guarantees" in the Prospectus). If you have any questions about transferring shares, call the Transfer Agent, toll-free at (800) 675-3333.

Purchase, Redemption and Pricing of Shares The purchase price of shares of the Fund is the net asset value next determined after a purchase or redemption order is received. An order received prior to the close of the New York Stock Exchange ("Exchange") will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next business day. An order to purchase shares is not binding on the Fund until it has been confirmed in writing by our Transfer Agent, or other arrangements made with the Fund, in the case of orders utilizing wire transfer of funds, and payment has been received. The Fund reserves the right, in its sole discretion, to:

  suspend the offering of its shares;
  reject purchase orders; and
  to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

The Fund may suspend redemption privileges or postpone the date of payment: (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted, as determined by the Securities and Exchange Commission (the "Commission"); (ii) during any period when an emergency exists, as defined by the rules of the Commission, as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets; and (iii) for such other periods as the Commission may permit.

When Shares are Priced The net asset value of the Fund is determined approximately 30 minutes after the close of trading of the New York Stock Exchange, currently 4:30 p.m., New York City time. The net asset value is computed every day the Exchange is open for business, except the Fund may not compute net asset value on:

  days during which no Fund shares are tendered for redemption and no order to purchase or sell Fund shares is received by the Fund.

At this writing, the Exchange is open for business every Monday through Friday, except for the following holidays:, Fourth of July, Labor Day, Election Day, Thanksgiving Day, Christmas, New Year's Day, Presidents Day, Good Friday, and Memorial Day.

How Shares are Priced Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value does not include interest on fixed income securities which is distributed daily to shareholder accounts. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Short-term instruments are valued at cost, which approximates market. Other assets and securities, for which no quotations are readily available, will be valued in good faith at fair value using methods determined by the Board of Directors.

Involuntary Redemptions The Board of Directors has the right to involuntarily redeem any shareholder account which falls below a minimum account value of $500 as discussed in the Prospectus under "How to Sell Shares."

Brokerage

It is the Fund’s intention to seek the best possible price and execution for securities bought and sold. The investment manager directs the execution of portfolio transactions. Neither the Fund nor the investment manager is affiliated with any securities broker-dealer. The Fund does not normally pay commissions on the purchases and sales of tax-exempt bonds and has not paid any such commissions since the inception of the Fund. The Fund does not direct trades to brokers who provide the Fund or the investment manager with services useful to the Fund’s daily operations ("directed brokerage arrangements").

Management of the Fund

Directors and Officers The Fund is a corporation organized under Vermont law. The business of the Fund is managed by the Board of Directors. The Directors elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. One Director of the Fund is also a control person of the Fund’s investment advisor, as shown below.

Name, Address and Age	Positions Held with the Trust	Principal Occupation(s) During Past 5 Years
Stephen A. Carbine 212 Grove Street Rutland, Vermont 05701 Age 56 Winfred A. Thomas Countryside Estates Rutland, Vermont 05701 Age 52 William H. Hahn* PO Box 459 Rutland, VT 05701 Age 55	Director Director President

Vice President, Kinney, Pike, Bell and Conner (insurance brokers)

Vice President, Clinton F. Thomas Agency (insurance brokers)

Associate Professor, College of St. Joseph Co-owner, Independent Fund Advisors of Vermont, Inc.

* Director is deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.

Principal Shareholders As of January 31, 2001, Mr. Justin J. Mueller, P. O. Box 646, Manchester, Vermont, owned beneficially 9.1% of the Fund's shares outstanding. There were no other shareholders of the Fund known by the Fund to own of record or beneficially 5 percent (5%) or more of the Fund's outstanding equity securities. All shares are owned both of record and beneficially. All Officers and Directors of the Fund as a group own 1.4% of the Fund's shares.

The Director and officer of the Fund who is an "interested person" received no salary or fees from the Fund. Directors of the Fund who are not interested persons of the Fund currently receive $500 per meeting of the Board of Directors attended by them, plus related expenses, if any. The Fund does not provide pension or retirement benefits to the Directors and officers.

The compensation of Fund’s Directors for the fiscal year ended December 31, 2000, was as follows:

Name and Position	Directors’ Fees and Expenses Paid by the Fund
Stephen A. Carbine, Director William Hahn * Director, President and Treasurer Winfred A. Thomas, Director	$2,000 --- $2,000
  Mr. Hahn is compensated by the investment advisor.

Investment Advisor The Fund has employed Independent Fund Advisors of Vermont, Inc. as investment advisor for the Fund. The duties of the investment advisor include the following:

  exclusive responsibility for the provision of continuous supervision of the Fund’s investment portfolio;
  overall management of the Fund's business affairs (subject to the supervision of the Directors); and
  provision of office facilities, equipment and personnel for servicing the investments of the Fund.

In connection with the Advisory Agreement between the Fund and Independent Fund Advisors, Independent Fund Advisors is obligated to absorb all of the costs associated with distributing shares of the Fund.

William H. Hahn and Marvin B. Elliott are the only stockholders of the investment advisor. Mr. Elliott is the President and Chief Executive Officer of the investment advisor and serves as Secretary of the Fund. Mr. Hahn is Vice President and Secretary of the investment advisor and President and Chairman of the Board of Directors of the Fund.

Compensation of the investment advisor, based upon the Fund's daily total net assets, is at the following annual rates:

  0.70% on the first $10 million; and
  0.60% on total net assets in excess of $10 million.

Investment Management fees are accrued daily on the books of the Fund and are paid on an accrued basis not less frequently than monthly.

Management fees for the Fund were $55,138, $65,663, and $60,852, respectively, for the fiscal years ended December 31, 2000, 1999 and 1998. Although not obligated to do so, the investment manager may reimburse a portion of the operating expenses of a Fund for any fiscal year. No such reimbursements were made to the Fund for the fiscal years ended December 31, 2000, 1999 and 1998.

The Fund’s Advisory Agreement with Independent Fund Advisors was last approved by the Directors of the Fund on May 17, 2000 and continues in effect until May 30, 2001. The agreement was also approved by shareholders at the last annual meeting which was held June 20, 2000.

Transfer Agent and Administrative Services Independent Fund Advisors also acts as the Fund's dividend disbursing, transfer, administrative and accounting services agent pursuant to a Dividend Disbursing, Administrative and Accounting Services Agreement (Services Agreement) between the Fund and Independent Fund Advisors. Under the Services Agreement, Independent Fund Advisors provides to the Fund, without limitation, the following services:

  the calculation of the net asset value per share, including the pricing of the Fund's portfolio of securities, at such times and in such manner as is specified in the Fund's current prospectus and statement of additional information, upon receipt of monies for the purchase of the Fund's shares or the receipt of redemption requests with respect to the Fund's shares outstanding, the calculation of the number of shares to be purchased or redeemed, respectively;
  upon the Fund's distribution of dividends, the calculation of the number of additional shares of the Fund to be received by each shareholder of the Fund who has elected to reinvest dividends and the mailing or transfer of funds to each shareholder who has elected to receive dividends in cash;
  the provision of transfer agency services;
  the creation and maintenance of all records relating to the business of the Fund as the Fund may from time to time reasonably request;
  the preparation of tax forms, reports, notices, proxy statements, proxies and other shareholder communications and the mailing of such documents to shareholders of the Fund; and
  the provision of such other dividend disbursing, transfer agency, shareholder, administrative and accounting services as the Fund and Vermont Advisors may from time to time agree upon.

As compensation for such services, the Fund pays Independent Fund Advisors a monthly fee based upon the Fund's total daily net assets. The fee is .08% of the Fund's total daily net assets on an annual basis. The Fund also reimburses Independent Fund Advisors for its out-of-pocket expenses in connection with Independent Fund Advisors provision of services, supplies and equipment under the Services Agreement. Under the Services Agreement, a total of $6,262, $7,707 and $7,039 were paid in fees to the fund’s advisor by the Fund in 2000, 1999, and 1998, respectively. These fees are in addition to fees paid by the Fund to the fund’s advisor under the Advisory Agreement.

A majority of the disinterested Directors of the Fund specifically found, in the course of their review of the Services Agreement, that such agreement is in the best interests of the Fund and its shareholders, the services to be performed pursuant to such agreement are services required for the operation of the Fund, Independent Fund Advisors can provide services the nature and quality of which are at least equal to those provided by others offering the same or similar services and the fees for such services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The Fund's Services Agreement with Independent Fund Advisors continues from year to year only if approved annually in the same manner as is required for the approval of the Advisory Agreement. The Fund's Services Agreement may be terminated by the Fund on 60 days' notice to Independent Fund Advisors, and terminates automatically upon its assignment.

Independent Auditors The firm of Tait, Weller & Baker of Philadelphia, PA has been retained by the Board of Directors to perform an independent audit of the books and records of the Fund. Tait, Weller & Baker will also prepare the Fund's federal and state tax returns for the fiscal year ending December 31, 2000, and will consult with the Fund as to matters of accounting and federal and state income taxation for the fiscal year ending December 31, 2001.

Custodian Chittenden Bank (the successor by merger to Vermont National Bank), 47 West Street, Rutland, Vermont, 05701, serves as custodian for the securities held by the Fund and insures that such securities of the Fund are held in a safe and secure manner (either in its possession or in its favor through "book entry systems" authorized by the Fund in accordance with the Investment Company Act of 1940), collects all income and effects all securities transactions on behalf of the Fund.

Capital Stock and Voting

The capital of the Fund consists of ten million shares of common stock, par value $0.01 per share ("shares"). The Fund is a Vermont corporation and is governed by the Investment Company Act of 1940 and rules thereunder (the "Act"). Shares are issued fully paid and non-assessable and each share represents an equal proportionate interest in the Fund with every other outstanding share of the Fund. In the event of liquidation, shareholders of the Fund are entitled to share pro rate in the net assets of the Fund available for distribution to shareholders. Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors and, in this event, the holders of the remaining shares voting will not be able to elect any Directors. The Bylaws of the Fund provide that, if elected, the Directors will hold office for a term of one year until the next annual meeting of the Fund, except that: (1) any Director may resign; (2) any Director may be removed only with cause and by a vote of a majority of shareholders entitled to vote in person or by proxy at a meeting called for that purpose. In case a vacancy shall for any reason exist, the vacancy shall be filled by a majority of the remaining Directors, subject to the provisions of Section 16(a) of the 1940 Act. There will be an annual meeting of shareholders for the purpose of electing Directors.

Taxation of the Fund

Federal Taxes The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code). As a regulated investment company, the Fund will not be subject to federal income tax to the extent it distributes its net taxable income and its net capital gains to its shareholders. In order to qualify for tax treatment as a regulated investment company under the code, the fund will be required, among other things, to distribute annually at least 90% of its taxable income other than its net capital gains to shareholders.

The Code also contains a provision imposing a 4% non-deductible federal excise tax levied on undistributed Fund income unless the Fund distributes at least (a) 98% of calendar year ordinary income during the calendar year; (b) 98% of capital gain net income earned in the year ending October 31 by December 31; and (c) 100% of any undistributed capital gain net income from the prior October 31 measurement period and 100% of any undistributed ordinary income from the prior December 31 measurement period. The Fund intends to make dividend and capital gain distributions in such a manner as to avoid the payment of any excise tax

A capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from taxable net investment income, if any, along with capital gains, will be taxable to shareholders whether received in cash or shares and no matter how long the shares have been held, even if they reduce the net asset value of shares below your cost and thus, in effect, result in a return of a part of your investment. Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions received of net long-term capital gains during such six-month period.

Under current law, interest on obligations of the territories and possessions of the United States, including Puerto Rico, the United States Virgin Islands and the Trusteeships of Guam and the Marianas Islands and the political subdivisions, agencies and instrumentalities of these governmental entities is generally tax exempt. Interest on non-governmental purpose bonds, such as industrial revenue bonds, issued by qualified government entities is taxable unless the bonds are issued to finance certain specified exempt activities, are used for development of industrial park sites or are exempt small issues. Furthermore, bonds issued for activities of non-governmental persons are referred to collectively as "non-essential" bonds. The Fund does not intend to purchase "non-essential" purpose bonds.

As a regulated investment company, the Fund is qualified to pay "exempt interest dividends", provided that at least 50% of the Fund's total assets are invested in municipal securities at the close of each quarter of the calendar year. Ordinarily, dividends paid from net income earned by the Fund on investments in Vermont and Other Municipal Bonds will be exempt interest dividends. Shareholders receiving exempt interest dividends may exclude them from gross income for Federal income tax purposes. However, dividends the Fund may earn from investments in nonmunicipal securities will be fully taxable as interest income.

Vermont Taxes By qualifying as a "regulated investment company" for Federal income tax purposes, the Fund is not subject to Vermont income taxes on net income and net capital gains, if any, that are distributed to the Fund's shareholders. Dividends paid by the Fund to shareholders which qualify as "exempt interest dividends" for Federal income tax purposes are also excludable from shareholders' gross income for Vermont state income tax purposes so long as the total assets of the Fund are invested in Vermont Municipal Bonds and Other Municipal Bonds as defined in the prospectus. All other dividends and distributions, as well as any earnings we receive from taxable investments and any capital gains we realize from any investments, will have the same general consequences to shareholders for Vermont state income tax purposes as they have for Federal income tax purposes. This means that dividends paid by the Fund will ordinarily be excludable from gross income for Vermont income tax purposes.

Under current Vermont tax law, the Fund is subject to a corporate tax, which shall not exceed the corporate minimum tax of $250 annually.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Regulations are subject to change by legislative or administrative action at any time. Investors should consult with their own advisors for the effect of any state or local taxation and for more complete information of federal taxation.

Performance Data

The Fund may quote performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share price, yield and total return fluctuates in response to market conditions and other factors, and the value of the Fund's shares when redeemed may be more or less than their original cost.

Total Return The Fund may, from time to time, advertise certain total return information. Such total return data is calculated assuming that all dividends and distributions by a Fund are reinvested in Fund shares. The average annual total return for the Fund for the indicated period ended on February 28, 2001 is set forth below:

	One Year Period	Five Year Period	Since Inception[4]
Tax Free Fund of Vermont	8.23%	4.10%	4.76%

4 The Fund commenced investment operations September 18, 1991.

Yield Calculations The Fund's yield for the thirty-day period ended February 28, 2001 was 4.42%. The yield was computed by dividing the net income per share earned during the period by the net asset value per share on February 28, 2001.

Yields used in advertising the Fund are computed by dividing the Fund's interest income for a given 30 day or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and analyzing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

The Fund's tax equivalent yield for the thirty-day period ended February 28, 2001 was 7.56%. The tax equivalent yield was computed by dividing the yield of 4.42% earned during the period by a one minus a combined Federal and Vermont income tax as shown in the table below.

The tax equivalent yield of the Fund is the rate an investor would have to earn from a fully taxable investment in order to equal the Fund's yield after taxes. Tax equivalent yields are calculated by dividing the Fund's yield by the result of one minus a stated combined federal and Vermont state tax rate. If only a portion of the Fund's yield is tax exempt, only that portion is adjusted in the calculation.

The following table, based on current federal and Vermont state 1999 tax tables, may be used to indicate a shareholder's approximate effective combined federal and Vermont state tax bracket and taxable-equivalent yields. It gives the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of tax exempt obligations yielding from 5.0% to 6.5%. Of course, no assurance can be given that the Fund will achieve any specific tax-exempt yield. While the Fund invests principally in obligations the interest from which is exempt from federal and Vermont state income taxes, other income received by the Fund may be taxable by either or both federal and Vermont state governments.

Tax Equivalent Yields for Vermont Residents

Taxable Income[5]		Federal Tax Bracket[6]	Vermont Tax Bracket as a % of Federal Tax Due	Combined Federal and Vermont Tax Bracket	If the tax-exempt yield is:
					5.0%	5.5%	6.0%	6.5%
single return	joint return				Then taxable equivalent yield is:
$26,250 to $63,550	$43,850 to $105,950	28%	24%	32.8%	7.44%	8.19%	8.93%	9.68%
$63,551 to $132,600	$105,951 to $161,450	31%	24%	36.1%	7.83%	8.61%	9.39%	10.18%
$130,601 to $288,350	$161,451 to $288,350	36%	24%	41.5%	8.55%	9.41%	10.26%	11.12%
$288,351& above	$288,351& above	39.6%	24%	45.5%	9.15%	10.06%	10.98%	11.89%

5 Net amount subject to federal and Vermont state income taxes after deductions and exemptions. Assumes ordinary income only.

6 Excludes the impact of the phaseout of personal exemptions, limitation on itemized deductions and other credits, exclusions and adjustments which may raise a taxpayer’s marginal combined federal and Vermont state tax rate. An increase in a shareholder’s marginal tax rate would increase that shareholder’s tax-equivalent yield. Vermont tax rates are based on Federal tax paid which is estimated for each bracket shown.

Financial Statements

The books of the Fund will be audited at least once each year by independent public accountants. Financial Statements of the Fund, as of December 31, 2000, together with the Report of the Fund's independent accountants thereon, are reflected in the Fund's Annual Report to Shareholders, incorporated herein by reference. A copy of the Annual Report will accompany the Prospectus or Statement of Additional Information at no charge whenever requested by a shareholder or prospective shareholder. Shareholders will receive annual audited and semi-annual unaudited reports when published and will receive written confirmation of all confirmable transactions in their account.

Debt Securities Ratings

Description of Commercial Paper Ratings

Moody's Investors Service, Inc., in rating commercial paper, considers various factors including the following: (1) evaluation of the management of the issuer; (2) evaluation of the issuer's industry or industries and an appraisal of the risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount, type and maturity of schedules of long-term debt; (6) trend of earnings over a period of years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparation to meet such obligations. Based on the foregoing, "P-1", "P-2" and "P-3" represent relative rankings (P-1 being the highest) of companies that receive a Moody's rating.

Standard & Poor's Corporation describes its highest ("A") rating for commercial paper, with the numbers 1, 2 and 3 being used to denote relative strength within the "A" classification as follows: liquidity ratios are adequate to meet cash requirements; long-term senior debt rating should be "A" or better; in some instances "BBB" credit ratings may be allowed if other factors outweigh the "BBB rating. The issuer should have access to at least two additional channels of borrowing. Basic earnings and cash flow should have an upward trend, with allowances made for unusual circumstances. Typically, the issuer' s industry should be well established and the issuer should have a strong position within its industry. The reliability and quality of management should be unquestioned.

Description of Bond Ratings

Description of Moody's Investors Service, Inc.'s Corporate Bond Ratings:

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interested payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to payment of principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Description of Standard & Poor's Corporation's Bond Ratings:

AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC an CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures or adverse conditions.

PART C

THE TAX FREE FUND OF VERMONT

FORM N-1A

Post-Effective Amendment No. 10

OTHER INFORMATION

ITEM 23. Exhibits

(a) Articles of Association – Incorporated herein by reference to Post-Effective Amendment No. 8 on Form N-1A (File No. 811-41043) as filed with the Commission on      June 22, 1999.

(b) By Laws - Incorporated herein by reference to Post-Effective Amendment No. 8 on Form N-1A (File No. 811-41043) as filed with the Commission on June 22, 1999.
\

(c) Instruments Defining Rights of Security Holders - See Articles of Association, paragraphs 1, 2 and 3, and see also By-Laws, Articles II and V, both Incorporated herein by reference to Post-Effective Amendment No. 8 on Form N-1A (File No. 811-41043) as filed with the Commission on June 22, 1999.

(d) Investment Management Agreement, as Amended – Enclosed herein.

(e) Not Applicable

(f) Not Applicable

(g) Custody Agreement, Chittenden Bank (successor by merger with Green Mountain Bank) - Incorporated herein by reference to Post-Effective Amendment No. 8 on Form N-1A (File No. 811-41043) as filed with the Commission on June 22, 1999.

(h) Transfer Agent and Dividend Disbursing Agent Service Agreement –Enclosed herein.

(i) Opinion and Consent of Counsel – Incorporated herein by reference to Post-Effective Amendment No. 8 on Form N-1A (File No. 811-41043) as filed with the Commission on June 22, 1999.

(j) Consent of Auditors – Enclosed herein.

(k) Annual Audited Report to Shareholders, December 31, 2000 - Incorporated by reference, filed March 9, 2001, accession number 0000930356-01-000015

(l) Not Applicable

(m) Not Applicable

(o) Not Applicable

ITEM 24. Persons Controlled By or Under Common Control with Registrant

To the knowledge of Registrant, the Registrant is not controlled by or under common control with any other person.

ITEM 25. Indemnification

Article VIII, Sections 8.1 through 8.6 of the Bylaws of the Fund, attached as Exhibit (b) of Item 23, provides for indemnification of certain persons acting on behalf of the Fund. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons by the Fund’s Articles of Association and By-Laws, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in said Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Fund reserves the right to purchase Professional Indemnity insurance coverage, the terms and conditions of which would conform generally to the standard coverage available to the investment company industry. Such coverage for the Fund would generally include losses incurred on account of any alleged negligent act, error or omission committed in connection with operation of the Fund, but excluding losses incurred arising out of any dishonest, fraudulent, criminal or malicious act committed or alleged to have been committed by the Fund. Such coverage for trustees and officers would generally include losses incurred by reason of any actual or alleged breach of duty, neglect, error, misstatement, misleading statement or other act of omission committed by such person in such a capacity, but would generally exclude losses incurred on account of personal dishonesty, fraudulent breach of trust, lack of good faith or intention to deceive or defraud, or willful failure to act prudently. Similar coverage by separate policies may be afforded the investment manager and its directors, officers and employees.

ITEM 26. Business and Other Connections of Investment Advisor

See Part B, "Trustees and Officers," for the activities and affiliations of the officers and directors of the Investment Advisor. The investment advisor does not offer any other services to any other entity except the Tax Free Fund of Vermont, Inc.

ITEM 27. Principal Underwriters

Inapplicable.

ITEM 28. Location of Accounts and Records

All account books and records not normally held by the Custodian are held by the Fund in the care of William H. Hahn, 87 North Main Street, Rutland, Vermont 05701.

ITEM 29. Management Services

Inapplicable.

ITEM 30. Undertakings

Registrant, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a Director or Directors and further undertakes to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(a) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Rutland, and State of Vermont on the 15th day of March, 2001.

THE TAX FREE FUND OF VERMONT

By: /s/William H. Hahn William H. Hahn

President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

/s/Stephen A. Carbine Director 3/15/01
Stephen A. Carbine (Title) (Date)

*/s/William H. Hahn Director 3/15/01
William H. Hahn (Title) (Date)

/s/Winfred A. Thomas Director 3/15/01
Winfred A. Thomas (Title) (Date)

EXHIBITS

TAX FREE FUND OF VERMONT

FORM N-1A

INDEX OF EXHIBITS

(Numbers coincide with Item 23 of Form N-1A)

(d) Investment Advisor Agreement—enclosed

(h) Transfer Agent and Custody Agreement—enclosed

(j) Consent of Auditors---enclosed.

EXHIBIT (d)

Investment Advisor Agreement

INVESTMENT ADVISORY AGREEMENT, made this 17th day of May, 2000, by and between TAX FREE FUND OF VERMONT, INC., a corporation organized and existing under the laws of the State of Vermont (hereinafter called the "Fund"), and Independent Fund Advisors of Vermont, Inc., a corporation organized and existing under the laws of the State of Vermont (hereinafter called the "Advisor).

WITNESSETH:

WHEREAS, the Fund is engaged in the business as an open-end management investment company and is registered as such under the Federal Investment Act of 1940; and

WHEREAS, the Advisor is engaged in the business of rendering investment supervisory services with respect to municipal securities and is registered as an investment advisor under the Federal Investment Advisors Act of 1940; and

WHEREAS, the Fund desires to retain the Advisor to render investment supervisory services and provide office space and facilities and corporate administration to the Fund, in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

  The advisor shall act as investment advisor and render investment supervisory services to the Fund and shall provide the Fund with office space and facilities and corporate administration, subject to and upon the terms and conditions set forth in this agreement.
  The Advisor shall obtain and evaluate such information relating to the economy, industries, businesses, municipal issuers, securities markets and securities as it may deem necessary or useful in the discharge of its obligations hereunder; shall formulate a continuing program for the management of the assets and resources of the Fund in a manner consistent with its investment objectives; shall determine the securities to be purchased and sold by the Fund, and the portion of its assets to be held in cash or cash equivalents, in order to carry out such program; and generally shall take such other steps, including the placing of orders for the purchase or sale of securities on behalf of the Fund, as the Advisor may deem necessary or appropriate for the implementation of such program. The Advisor shall also furnish to or place at the disposal of the Fund such other information, reports, evaluations, analyses, and opinions formulated or obtained by the Advisor in the discharge of its duties hereunder as the Fund may, at any time or from time to time, reasonably request or as the Advisor may deem helpful to the Fund. In discharging this responsibility, the Advisor shall adhere specifically to the fundamental investment objectives and to the investment restrictions contained in the Bylaws of the Fund and the Registration Statement dated May 31, 1991 as amended from time to time, which the Fund has filed with the Securities and Exchange Commission. Such Bylaws and Registration Statement are incorporated into this Agreement by reference and are hereby made a part of this Agreement.

  3.(a) The Advisor Shall:

    Pay or provide for and furnish to the Fund such office space, equipment, facilities, personnel and services (exclusive of and in addition to those provided by any custodian, transfer agent or other institutional agent retained by the Fund) as the Fund may reasonably require in the conduct of business;
    Maintain and preserve on behalf of the Fund, for such periods and in such forms as are prescribed by rules and regulations of the Securities and Exchange Commission (the "Commission"), all of the accounts, books and other documents the Fund is required to maintain and preserve pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder which are not maintained and preserved on the Fund’s behalf by any custodian, transfer agent or other institutional agent retained by the Fund;
    Furnish the services and pay or provide for the compensation and expenses of individuals competent (a) to perform for the Fund all executive and administrative functions that are not assigned to any custodian, transfer agent or other institutions agent retained by the Fund, and (b) to supervise and coordinate the activities of such institutional agents and the other agents (e.g., independent accountants and legal counsel) retained by the Fund; and
    Permit officers or employees of the Advisor who are duly elected or appointed as officers, directors or members of any advisory board or committee of the Fund to serve as such without remuneration from or other cost to the Fund.

3.(b) The advisor shall pay all sales and promotional expenses incurred in the distribution of shares of the Fund. The expenses to be assumed and paid by the Advisor include the costs of:

    Media and direct mail advertising;
    Printing copies of the Fund’s prospectus and shareholder reports which are used in its sales or promotional efforts; it being understood that the Fund will bear printing costs related to copies of its prospectus and reports which are distributed to its shareholders;
    Printing share purchase order forms to accompany the Fund’s prospectus, and
    Corresponding and dealing with prospective investors, up to and including receipt of their orders for the purchase of Fund shares.

  3.(c) The Fund shall bear all expenses of its operation not specifically assumed by the Advisor as hereinabove set forth or as provided elsewhere in this Agreement. The Advisor, in its sole discretion, may at any time or from time to time pay of assume any expense that the Fund would or might otherwise be required to bear. However, the Advisor’s payment or assumption of any such expenses on one or more occasions shall neither relieve the Advisor of any obligation to the Fund pursuant to paragraph 6(b) hereof nor obligate the Advisor to pay or assume the same or any similar expense of the Fund on any subsequent occasion.

  4. The Advisor may employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Advisor or the Fund with such statistical and other factual information, such as advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as the Advisor may deem necessary, appropriate or convenient for the discharge of Advisor’s overall responsibilities with respect to the other accounts which it serves as investment advisor. The Advisor and any individual performing executive or administrative functions for the Fund whose services were made available to it by the Advisor are specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange, or any other securities broker or dealer, an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange or another broker or dealer would have charged for effecting that transaction, if the Advisor or the individual allocating such brokerage determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the /advisor with respect to the accounts as to which the Advisor exercises investment discretion (as such term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934).

  5. All accounts, books and other documents maintained and preserved by the Advisor on behalf of the Fund pursuant to paragraph 3(a)(i) hereof are the property of the Fund and shall be surrendered by the Advisor promptly on request by the Fund. The Fund shall furnish or otherwise make available to the Advisor such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Advisor may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

  6. As full compensation for all services rendered, facilities furnished and expenses paid or assumed hereunder by the Advisor, the fund shall pay the Advisor a fee at the annual rate of seven-tenths of one percent (7/10 of 1%) of the average daily net asset value of the Fund, as determined in accordance with its Bylaws. When and if the Fund’s total net assets exceed $10 million, the investment advisor’s compensation decreases to six-tenths of one percent (6/10 of 1%) of the Fund’s total net assets in access of $10 million. The amounts due the Advisor in payment of such fees shall be accrued daily by the Fund on the basis of the net asset value of the Fund applicable to the close of each business day, and, in the case of any day which is not a business day, the net asset value of the Fund applicable to the close of the last preceding business day; and the total amount thus accrued with respect to each calendar month or portion thereof during which this agreement remains in effect shall become due and payable to the Advisor in the first business day of the next succeeding calendar month. The term "business day" means a day for all or part of which the New York Stock Exchange is open for unrestricted trading.

  7. The advisor agrees that neither it nor any of its officers or directors shall take any long or short position in the shares of the Fund; but this prohibition shall not prevent the purchase by or for the Advisor or any of its officers or directors of shares of the Fund at the price at which such shares are available to the public at the moment of purchase.

  8. Nothing herein contained shall be deemed to require the Fund to take any action to its Articles of Association or Bylaws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Directors of the Fund of its responsibility for and control of the conduct of the Fund.

  9. The term of this agreement shall begin on July 1, 2000, and, unless sooner terminated as provided in paragraph 10 hereof, this Agreement shall remain in effect through the close of business on June 30, 2002, and thereafter subject to the termination provisions and other terms and conditions hereof; if:

    such continuation shall be specifically approved at least annually by the Board of Directors, or by vote of a majority of the outstanding voting securities of each class and series within each class of the Fund, and concurrently with such approval by the Board of Directors or prior to such approval by the holders of the outstanding voting securities of the Fund, as the case may be, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons of any such party; and (b) the Advisor shall have not notified the Fund, in writing, at lease sixty (60) days prior to April 30 of each year after 1993 that it does not desire such continuation. The Advisor shall furnish to the Fund, promptly upon its request such information in the possession of or readily available to the Advisor as the Directors of the Fund may at any time or from time to time deem reasonably necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

  10. This Agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged, without the affirmative vote of a majority of the outstanding voting securities of each class and series within each class of the Fund, and this Agreement shall automatically and immediately terminate in the event of its assignment.

  11. This Agreement may be terminated by either party hereto, without the payment of any penalty, upon sixty (60) days notice in writing to the other party; provided, that in the case of termination by the Fund, such action shall have been authorized by resolution of the Board of Directors or by vote of a majority of the outstanding voting securities of each class and series within each class of the Fund and further provided, that in the case of termination by the Advisor, a majority of the Board of Directors of the Fund who are not also Directors, Officers, or Employees of the Advisor shall have voted to waive the right of the Fund, granted hereby, to require the Advisor to provide six months’ notice of intent to terminate. In the absence of such a vote by the Fund, the Advisor shall be required to give six month’s written notices of intent to terminate.

  12. Neither the Advisor, any affiliated person of the Advisor, nor any other person performing executive or administrative functions for the fund whose services were made available to the Fund by the Advisor shall be liable to the Fund for any error of judgment or mistake of law or for any loss for any error of judgment or mistake of law or for any loss suffered by the Fund by reason of any action taken or omission to act committed in connection with the matters to which this Agreement relates, except that nothing herein contained shall be construed (i) to protect the Advisor or any affiliated person of the Advisor (whether or not such affiliated person is or was and officer, director, or member of any advisory board of the Fund) against any liability to the Fund or its security holders for any breach of fiduciary duty with respect to the Advisor’s receipt of compensation for services to the Fund, (ii) to protect the Advisor or any affiliated person of the Advisor who is or was an officer, director, or member of the advisory board of the Fund against any liability to the Fund or its security holder for any act or practice (other than the Advisor’s receipt of compensation for services to the Fund) constituting a breach of fiduciary duty involving personal misconduct in respect of the fund, (iii) to protect the Advisor against any liability to the Fund or its security holders to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Fund. In the event that any affiliated person of the Advisor shall become a director, officer, or employee of the Fund, then all actions taken or omissions to act made by such person in connection with the discharge of his duties to the Fund shall be deemed to have been taken or made by such person solely in his capacity as director, officer, or employee of the Fund, notwithstanding the fact that the services of such person are being or have been furnished by the Advisor to the Fund as provided in this Agreement or that the compensation and expenses of such person are being or have been paid by the Advisor of any other affiliated person of the Advisor.

  13. Nothing herein contained shall limit the freedom of the Advisor or any affiliated person of the Advisor to render investment supervisory services and provide corporate administration to other investment companies, to act as investment advisor or investment counselor to other persons, firms, or corporations or to engage in other business activities; but so long as this Agreement or any extension, renewal or amendment hereof shall remain in effect and until the advisor shall otherwise consent, the Advisor shall be the only investment advisor to the Fund.

  14. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940 shall be resolved by reference to such term or provision of that Act and to interpretations thereof, if any, by the United States courts, or in the absence of any controlling decision of any such court, by rules, regulations, or orders of the commission validly issued pursuant to said Act. Specifically, the terms "vote of a majority of the outstanding voting securities", "interested person", "assignment", and "affiliated person", as used in paragraphs 9,10,11,12 and 13 hereof, shall have the meanings assigned to them by Section 2(a) of the Investment Company Act of 1940, as amended, reflected in any provision of this Agreement is relaxed by a rule, regulation, or order of the Commission, whether or special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

  IN WITNESS WHEROF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective corporate seals to by hereunto affixed, as of the day and year first above written.

TAX FREE FUND OF VERMONT, INC.	INDEPENDENT FUND ADVISORS OF VERMONT, INC
By signed/William H. Hahn_______ President	By signed/ Marvin B. Elliott President
Attest: signed/Adair Gorham______	Attest: signed/Adair Gorham

  EXHIBIT (h)

  Transfer Agent and Custody Agreement

  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

  SERVICE AGREEMENT

  This Agreement made on May 17,2000 between Tax Free Fund of

  Vermont, Inc., a Vermont corporation (hereinafter called "Fund")and Independent Fund Advisors of Vermont, Inc., a Vermont corporation,(hereinafter called "Agent").

  WHEREAS the Fund desires to appoint Advisor as Transfer

  Agent and Dividend Disbursing Agent for the Fund and Advisor desires to accept such appointment;

  NOW, THEREFORE, in consideration of the mutual covenants

  herein contained, the parties hereto agree as follows:

  SECTION 1. TERMS OF APPOINTMENT

  1.01 Subject to the conditions set forth in this Agreement,the Fund hereby employs and appoints Agent as Transfer Agent and Dividend Disbursing Agent effective June 30, 2000.

  1.02 Agent hereby accepts such employment and appointment and agrees that on and after the effective date of its appointment it will act as the Fund's Transfer Agent and Dividend Disbursing Agent. Agent agrees that it will also act as agent in connection with any periodic investment plan, periodic withdrawal program or other accumulation, open-account or similar plans for the Fund's shareholders.

  1.03 Agent agrees to provide the necessary facilities, equipment and personnel to perform its duties and obligations hereunder in accordance with industry practice.

  1.04 Agent agrees that it will perform all of the usual and ordinary services as Transfer Agent and Dividend Disbursing Agent and as agent for the various shareholder accounts including but not limited to: maintaining all shareholder accounts, preparing annual shareholder meeting lists, withholding taxes as required by law, disbursing income dividends and capital gains distributions, preparing and filing United States Treasury Department Form 1099 documents for all shareholders, preparing and mailing confirmation forms to shareholders for all purchases and redemptions of Fund shares and other confirmable transactions in shareholder accounts, recording reinvestment of dividends and distributions in Fund shares in shareholder accounts, causing redemption of shares and disbursements to be made to withdrawal planholders and (if and to the extent not performed by the Fund) mailing proxies, receiving and tabulating proxies and mailing shareholder reports and prospectuses, all in accordance with the rules, regulations and procedures of the Fund as put forth in the Bylaws of the Fund, the Registration Statement dated May 31, 1991 and filed by the Fund with the Securities and Exchange Commission, any amendments made from time to time in such Registration Statement and any other procedures adopted by the Fund for performing such tasks. The Bylaws and Registration Statement dated May 31, 1991, including all post effective amendments filed to date, are incorporated by reference and made a part hereof. Any amendments to the Bylaws or Registration statements will be promptly provided to Agent by Fund and when received by Agent shall be incorporated in this Agreement.

  SECTION 2. RECEIPT OF FUNDS; SHARE PURCHASE ORDERS

  2.01 Upon receipt at the United States Post Office station designated by Agent or at the business office of the Agent of any check or other order for the payment of money drawn or endorsed to Agent as Transfer Agent for the Fund, as plan agent for any shareholder of the Fund or otherwise identified as being for the account of the Fund, Agent shall be responsible for transporting such check or other order from such Post Office station to the business office of the Agent and shall stamp the check or other order with the date of receipt, shall forthwith process such check or other order for collection and, no later than the opening of business on the second business day following receipt of such check or such other order, shall credit federal funds to the Fund in the face amount of the check or other order and shall deposit the amount due the Fund in the bank account maintained for the Fund. Upon receipt of funds through the Federal Reserve Wire System or conversion into federal funds of funds transmitted by any other bank wire transfer system. Agent shall notify the Fund of such deposits and shall, on a daily basis, notify the Fund of the total amount so deposited.

  2.02 Upon receipt of a check or other order in payment for shares of the Fund purchased by an investor accompanied, in the case of a new account, by a completed account application, Agent shall process such order in accordance with the procedures set forth in the Fund's current prospectus and credit the investor's share account with the number of shares so purchased, and shall promptly mail the investor a confirmation notice of such credit and shall provide a copy of such notice to the Fund. All such actions are subject to any further instructions which the Fund may give to Agent with respect to acceptance of orders for shares so received by Agent.

  2.03 Within thirty (30) calendar days after the receipt of any check in the amount of more than $50,000, Agent will call the paying bank to confirm that the check has been paid. Fund will be notified immediately if Agent receives information that payment for any such check has been refused. Further, if Agent is unable to confirm that any such check has been paid within thirty (30) calendar days of receipt by Agent of such check, Fund will promptly be so notified. Proceeds of a redemption of any shares purchased by such check will not be disbursed and mailed to shareholder until payment of the check has been confirmed.

  2.04 The Fund expects that situations may develop whereby it would be beneficial to determine if an investor who has placed an order for shares has sufficient funds in such investor's drawing account(s) to provide funds sufficient to pay for the shares purchased. Upon receipt of a request from the Fund, Agent will contact the investor's bank and request confirmation that funds sufficient to pay in full the purchase cost of shares ordered are currently credited to the shareholder's account. The results of any such calls will be provided to the Fund.

  2.05 Agent will maintain written documentation of each telephone call which is placed in accordance with subsections 2.03 and 2.04 above.

  2.06 Notwithstanding any statement herein to the contrary, Agent shall have unqualified ability to inquire as to the status of any check or other order received in payment for shares of the Fund as Agent may deem appropriate or necessary to protect both the Fund and the Agent.

  SECTION 3. RETURNED CHECKS

  In the event that any check or other order for the payment of money is returned unpaid for any reason. Agent shall;

  3.01 Give prompt notification to the Fund of the non-payment of said check;

  3.02 Take such other steps, including re-depositing such check or other order for collection or redelivering such check or other order to the investor as Agent may, in its discretion, deem appropriate or as the Fund may instruct.

  3.03 If the check or other order remains unpaid after such additional step(s) have been taken and, in the absence of instructions from the Fund, Agent shall implement such further procedures as may be necessary to enable Fund to redeem any shares purchased with such returned check or other order. Upon redemption, Agent shall credit the proceeds of such redemption plus any dividends declared with respect to such shares up to the amount paid for such shares to the Fund's account. Agent shall forward such returned check or other order to the investor who originally submitted same. In the event that the amount paid for such shares exceeds the proceeds of the redemption of such shares plus the amount of any dividends declared with respect to such shares, Agent shall receive reimbursement of such excess from Fund.

  SECTION 4. REDEMPTIONS

  Agent shall receive and shall stamp with the date of receipt all written requests for the redemption of shares of Fund and shall record on a proper document all telephonic requests for redemption of shares of the Fund and shall process such redemption requests as follows;

  4.01 Upon receipt of a request for redemption, Agent will determine if any of the shares to be redeemed have been purchased within the previous thirty (30) calendar days. If it is determined that any portion of the shares to be redeemed have been purchased within the previous thirty (30) calendar days, Agent will promptly obtain the necessary information relative to the check (s) used to purchase such shares and will contact the paying bank requesting positive confirmation that the check(s) in question has been paid.

  4.02 If such redemption request complies with the standards for redemption as approved by the Fund and if it is determined that none of the shares to be redeemed have been purchased within the previous thirty (30) calendar days or if Agent has not received information that the check(s) in question were returned to Agent as unpaid by the close of Agent's business on the date of receipt of the redemption request. Agent shall notify Fund of the total number of shares presented and covered by such requests received by Agent on said date. On or prior to the seventh calendar day succeeding any such request for redemption, Agent shall, from cash available in the bank account maintained by the Fund, pay the applicable redemption price per share times the number of shares to be redeemed to the investor all as set forth in the Bylaws and the then current prospectus of the Fund.

  4.03 If by the end of the seventh calendar day after receipt of a redemption request Agent has been unable to determine the status of any check(s) in question. Agent will calculate the amount due to the shareholder for shares which were purchased and credited to the shareholder's account over thirty (30) calendar days prior to receipt of the redemption request and will send a check representing the proceeds of the redemption of these shares to the shareholder, together with a letter of explanation. Funds representing redemption of shares purchased within the prior thirty (30) calendar days will be held until the paying bank can confirm payment of the check(s) used for purchase of such shares.

  4.04 If any request for redemption does not comply with any standard(s) for redemption approved by the Fund, Agent shall promptly notify the shareholder of such fact(s) together with the reason(s) therefore, and shall effect such redemption at the price applicable to the date and time of receipt of documents complying with such standards.

  SECTION 5. INFORMATION TO BE FURNISHED TO SHAREHOLDERS

  5.01 Agent shall answer such correspondence from shareholders relating to their accounts and such other correspondence as may from time to time be mutually agreed upon by Agent and Fund.

  5.02 Agent shall mail such proxy cards and other material supplied to Agent by Fund in connection with shareholder meetings and reports to shareholders and shall receive, examine and tabulate returned proxies and certify the resulting shareholder vote to the Fund.

  SECTION 6. FEES AND EXPENSES

  6.01 For the services to be rendered by Agent pursuant to paragraph 1.04, the Fund agrees to pay Agent a fee, equal to 0.08% annually, computed daily on the net asset value of the Fund.

  6.02 The Fund agrees to promptly reimburse Agent for all reasonable out-of-pocket expenses or advances incurred by Agent in connection with the performance of services performed by Agent under this Agreement including, but not limited to, expenditures for reasonable counsel fees, postage, envelopes, checks, continuous forms, reports and statements, telephone, telegraph, facsimile, stationery, supplies, record storage costs and storage media so long as supplies purchased are expected to last for a reasonable period of time. In addition, any other expenses incurred by Agent at the request or with the consent of Fund will be promptly reimbursed by Fund.

  SECTION 7. REPRESENTATIONS AND WARRANTIES

  Agent represents and warranties to the Fund that;

  7.01 It is a corporation duly organized and existing in good standing under the laws of the State of Vermont.

  7.02 It is empowered under applicable laws and by its Articles of Association and Bylaws to enter into and perform the services contemplated by this Agreement;

  7.03 All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement; and

  7.04 It has and will continue to have and maintain the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.

  7.05 It has registered with the Securities and Exchange Commission as a Transfer Agent pursuant to section 17A of the Securities Exchange Act of 1934.

  SECTION 8. REPRESENTATIONS AND WARRANTIES OF THE FUND

  The Fund represents and warranties to the Agent that:

  8.01 It is a corporation duly organized and existing under the laws of the State of Vermont;

  8.02 It is an open-end diversified management investment company registered under the Investment Company Act of 1940;

  8.03 A registration statement under the Securities Act of 1933 is currently effective with respect to all shares of the Fund being offered for sale;

  8.04 The Fund is empowered under the applicable laws and regulations and by its Articles of Association and Bylaws to enter into and perform this Agreement.

  SECTION 9. INDEMNIFICATION

  9.01 Agent shall not be responsible for and the Fund shall indemnify and hold Agent harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to;

         (a) All actions of Agent required to be taken by Agent pursuant to this Agreement provided that Agent has acted in good faith and with due diligence.

      (b) The reliance on or use by Agent of information furnished or records and documents received by Agent which have been prepared and/or maintained by the Fund or any other person on behalf of the Fund.

      (c) Defaults by dealers with respect to share orders previously entered.

      (d) The reliance on or the carrying out of any instructions or requests of the Fund.

      (e) The reliance on procedures developed or approved by or interpretations of the prospectus of the Fund relative to performing the tasks herein assigned to Agent.

      (f) The offer of sale of the Fund's shares in violation of any requirement under the securities laws or regulations of any state that such shares be registered in such state or in violation of any stop order or other determination or ruling by any state with respect to the offer or sale of such shares in such ( unless such violation results from Agent's failure to comply with written instructions of the Fund that no offers or sales be made in or to residents of such state).

  9.02 It is hereby understood that if the Fund is asked to indemnify or save Agent harmless, the Fund shall be fully and promptly advised of all pertinent facts concerning the situation in question and it is further understood that Agent will use all reasonable care to identify and notify the Fund promptly concerning any situation which presents or appears likely to present the probability of such a claim for indemnification against the Fund. The Fund shall have the option to defend Agent against any claim which may be the subject of this indemnification and in the event that the Fund so elects it will so notify Agent and thereupon the Fund shall take over complete defense of the claim and Agent shall, in such an event, initiate no further legal or other expenses for which it shall seek indemnification. Agent shall in no case confess any claim or make any compromise in any case in which the Fund will be asked to indemnify Agent except with the Fund's prior written consent. In the event of any advance of funds for any purpose made by Agent resulting from authorizations or instructions of the Fund or in the event that Agent shall incur any claims, liabilities or related expenses in connection with the performance of this Agreement, except such as may arise from its own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the Fund shall be security therefore.

  9.03 Agent shall indemnify and hold the Fund harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of Agent's failure to comply with the terms of this Agreement or which arise out of Agent's negligence or misconduct.

  9.04 At any time Agent may apply to any officer of the Fund for instructions and may consult with legal counsel for the Fund at the expense of the Fund with respect to any matter arising in connection with the services to be performed by Agent under this Agreement and Agent shall be indemnified by the Fund for any action taken or omitted by Agent in good faith in reliance upon such instructions or upon the opinion of counsel for the Fund. Agent shall be protected and indemnified in acting upon any paper or document believed by it to be genuine and to have been signed by the proper person or persons and shall not be held to have notice of any change of authority of any person until written receipt thereof is provided to Agent by the Fund.

  SECTION 10. COVENANTS OF AGENT AND THE FUND

  10.01 The Fund shall promptly furnish to Agent the following:

      (a) A certified copy of the resolution of the Board of Directors of the Fund authorizing the Appointment of Agent and the execution and delivery of this Agreement.

      (b) A certified copy of the Articles of Association and Bylaws of the Fund and all amendments thereto.

  10.02 Agent hereby agrees to establish and maintain facilities and procedures reasonably acceptable to the Fund for safekeeping of check forms and facsimile signature imprinting devices, if any; and for the preparation or use and accounting for such forms and devices.

  10.03 To the extent required by Section 31 of the Investment Company Act of 1940 and rules and regulations thereunder. Agent agrees that all records maintained by Agent relating to the services to be performed by Agent under this Agreement are the property of the Fund and will be preserved and surrendered promptly to the Fund on request.

  10.04 Agent and Fund agree that all books, records, information and data pertaining to the business of the other party which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement shall remain confidential and shall not be voluntarily disclosed to any other person.

  SECTION 11. TERMINATION AND AGREEMENT

  11.01 This Agreement shall terminate on the same date that the Investment Advisory Agreement between the Agent and the Fund, Appendix B attached hereto and made a part hereof, shall terminate.

  SECTION 12. ASSIGNMENT

  12.01 Neither this Agreement nor any rights or obligations hereunder may be assigned by Agent without the written consent of the Fund.

  12.02 This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and assigns.

  IN WITNESS HEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf under their corporate seals by and through their duly authorized officers as of the day and year first above written.

TAX FREE FUND OF VERMONT, INC.	INDEPENDENT FUND ADVISORS OF VERMONT, INC
By signed/William H. Hahn_______ President	By signed/ Marvin B. Elliott President
Attest: signed/Adair Gorham______	Attest: signed/Adair Gorham

  EXHIBIT (j)

  CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

  We consent to the references to our firm in Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of The Tax Free Fund of Vermont and to the use of our report dated February 13, 2001 on the financial statements and financial highlights of the Fund. Such financial statements and financial highlights appear in the 2000 Annual Report to Shareholders which is incorporated by reference in the Registration Statement and Prospectus.

  TAIT, WELLER & BAKER

  Philadelphia, Pennsylvania

  March 15, 2001